UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

GLOBAL BPO SERVICES CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

ON JULY 7, 2008, GLOBAL BPO SERVICES CORP. (“GBPO”) FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) A DEFINITIVE PROXY STATEMENT IN CONNECTION WITH ITS PROPOSED MERGER WITH STREAM HOLDINGS CORPORATION (“STREAM”) AND COMMENCED MAILING THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS TO GBPO STOCKHOLDERS. ON JULY 18, 2008, GBPO FILED A SUPPLEMENT TO ITS DEFINITIVE PROXY STATEMENT SUPPLEMENTING AND AMENDING CERTAIN INFORMATION THEREIN. STOCKHOLDERS OF GBPO AND OTHER INTERESTED PERSONS ARE ADVISED TO READ GBPO’S DEFINITIVE PROXY STATEMENT AND PROXY SUPPLEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED BY GBPO WITH THE SEC IN CONNECTION WITH GBPO’S SOLICITATION OF PROXIES FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD TO APPROVE THE PROPOSED MERGER BECAUSE THESE DOCUMENTS CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT STREAM, GBPO AND THE PROPOSED MERGER. THE DEFINITIVE PROXY STATEMENT AND THE PROXY SUPPLEMENT WERE MAILED TO STOCKHOLDERS AS OF THE JULY 3, 2008 RECORD DATE ESTABLISHED FOR VOTING ON THE PROPOSED MERGER. STOCKHOLDERS MAY OBTAIN A COPY OF THE DEFINITIVE PROXY STATEMENT AND THE PROXY SUPPLEMENT WITHOUT CHARGE, AT THE SEC’S INTERNET SITE AT HTTP://WWW.SEC.GOV OR BY DIRECTING A REQUEST TO: GLOBAL BPO SERVICES CORP., 125 HIGH STREET, 30TH FLOOR, BOSTON, MA 02110, TELEPHONE (617) 517-3252.

GBPO AND ITS DIRECTORS AND OFFICERS MAY BE DEEMED PARTICIPANTS IN THE SOLICITATION OF PROXIES FROM GBPO’S STOCKHOLDERS. A LIST OF THE NAMES OF THOSE DIRECTORS AND OFFICERS AND DESCRIPTIONS OF THEIR INTERESTS IN GBPO IS CONTAINED IN GBPO’S PROSPECTUS DATED OCTOBER 17, 2007, WHICH IS FILED WITH THE SEC, AND IS ALSO CONTAINED IN GBPO’S DEFINITIVE PROXY STATEMENT. GBPO’S STOCKHOLDERS MAY OBTAIN ADDITIONAL INFORMATION ABOUT THE INTERESTS OF ITS DIRECTORS AND OFFICERS IN THE PROPOSED MERGER BY READING GBPO’S DEFINITIVE PROXY STATEMENT.

This filing consists of the Current Report on Form 8-K filed by Global BPO Services Corp. on July 18, 2008.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 18, 2008

GLOBAL BPO SERVICES CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33739	26-0420454
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

125 High Street, 30th Floor, Boston, Massachusetts	02110
(Address of Principal Executive Offices)	(Postal Code)

Registrant’s telephone number, including area code: (617) 517-3252

                                    Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ON JULY 7, 2008, GLOBAL BPO SERVICES CORP. (“GBPO”) FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) A DEFINITIVE PROXY STATEMENT IN CONNECTION WITH ITS PROPOSED MERGER WITH STREAM HOLDINGS CORPORATION (“STREAM”) AND COMMENCED MAILING THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS TO GBPO STOCKHOLDERS. ON JULY 18, 2008, GBPO FILED A SUPPLEMENT TO ITS DEFINITIVE PROXY STATEMENT SUPPLEMENTING AND AMENDING CERTAIN INFORMATION THEREIN. STOCKHOLDERS OF GBPO AND OTHER INTERESTED PERSONS ARE ADVISED TO READ GBPO’S DEFINITIVE PROXY STATEMENT AND PROXY SUPPLEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED BY GBPO WITH THE SEC IN CONNECTION WITH GBPO’S SOLICITATION OF PROXIES FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD TO APPROVE THE PROPOSED MERGER BECAUSE THESE DOCUMENTS CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT STREAM, GBPO AND THE PROPOSED MERGER. THE DEFINITIVE PROXY STATEMENT AND THE PROXY SUPPLEMENT WERE MAILED TO STOCKHOLDERS AS OF THE JULY 3, 2008 RECORD DATE ESTABLISHED FOR VOTING ON THE PROPOSED MERGER. STOCKHOLDERS MAY OBTAIN A COPY OF THE DEFINITIVE PROXY STATEMENT AND THE PROXY SUPPLEMENT, WITHOUT CHARGE, AT THE SEC’S INTERNET SITE AT HTTP://WWW.SEC.GOV OR BY DIRECTING A REQUEST TO: GLOBAL BPO SERVICES CORP., 125 HIGH STREET, 30TH FLOOR, BOSTON, MA 02110, TELEPHONE (617) 517-3252.

GBPO AND ITS DIRECTORS AND OFFICERS MAY BE DEEMED PARTICIPANTS IN THE SOLICITATION OF PROXIES FROM GBPO’S STOCKHOLDERS. A LIST OF THE NAMES OF THOSE DIRECTORS AND OFFICERS AND DESCRIPTIONS OF THEIR INTERESTS IN GBPO IS CONTAINED IN GBPO’S PROSPECTUS DATED OCTOBER 17, 2007, WHICH IS FILED WITH THE SEC, AND IS ALSO CONTAINED IN GBPO’S DEFINITIVE PROXY STATEMENT. GBPO’S STOCKHOLDERS MAY OBTAIN ADDITIONAL INFORMATION ABOUT THE INTERESTS OF ITS DIRECTORS AND OFFICERS IN THE PROPOSED MERGER BY READING GBPO’S DEFINITIVE PROXY STATEMENT.

Item 8.01	Other Events.

On July 18, 2008, Global BPO Services Corp. (“GBPO”) issued a press release announcing that it will increase the potential size of its planned self tender offer to include up to an additional 9,374,999 shares of its common stock, the maximum number of shares which stockholders of GBPO may convert into a pro rata share of the trust account while still approving the acquisition of Stream Holdings Corporation.

A copy of the July 18, 2008 press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

99.1	Press release of Global BPO Services Corp. dated July 18, 2008.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 18, 2008	GLOBAL BPO SERVICES CORP.

	By:	/s/ R. Scott Murray
	Name: Title:	R. Scott Murray President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Global BPO Services Corp. dated July 18, 2008.

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Exhibit 99.1

FOR IMMEDIATE RELEASE

GLOBAL BPO SERVICES CORP. ANNOUNCES INCREASE IN

POTENTIAL SIZE OF PLANNED TENDER OFFER

BOSTON, MA. – July 18, 2008 – Global BPO Services Corp. (AMEX:OOO) (“GBPO”) today announced that it will increase the potential size of its planned self tender offer to include up to an additional 9,374,999 shares of its common stock, the maximum number of shares which stockholders of GBPO may convert into a pro rata share of the trust fund while still approving the acquisition of Stream Holdings Corporation (“Stream”). GBPO had previously announced that, assuming approval of the Stream acquisition and the issuance of convertible preferred stock, it would, as soon as practicable and legally permissible after the closing of the acquisition of Stream and sale of convertible preferred stock to an affiliate of Ares Management LLC (“Ares”), commence a tender offer to purchase up to 20,625,001 shares of its outstanding common stock at $8.00 per share. In connection with and assuming approval of the acquisition of Stream, GBPO stockholders who vote against the Stream acquisition have the right to elect to convert their shares into an amount in cash equal to the pro rata portion of the proceeds from GBPO’s initial public offering (“IPO”) that are held in a trust account ($7.93 per share as of June 30, 2008). The acquisition will be considered not to have been approved if holders of 30% or more of the shares issued in the IPO make such election prior to the vote and, in such event, such shares will not have the right to be converted into cash.

To simplify the choice available to GBPO stockholders, GBPO is increasing the size of its planned tender offer from 20,625,001 shares to the sum of 20,625,001 shares plus the amount by which the number of shares as to which conversion has been elected is less than the maximum of 9,374,999 shares (29.9% of the outstanding shares) which could be converted while still approving the Stream acquisition and the issuance of the convertible preferred stock to Ares to provide financing for the tender offer. Accordingly, if conversion rights are elected as to 9,374,999 shares, the tender offer would be for the original 20,625,001 shares; and if conversion rights are elected as to no shares, the tender offer would be for 30,000,000 shares.

By increasing the potential size of the tender offer, GBPO is enhancing the liquidity opportunity for its stockholders and eliminating the need for stockholders desiring liquidity to make a choice between tendering shares and electing conversion rights that might lead to the total number of converted shares exceeding the 29.9% maximum that can be converted assuming approval of the Stream acquisition.

Under the terms of the original agreement between GBPO and Ares, GBPO had agreed to issue and sell to Ares, for $150,000,000, 150,000 shares of convertible preferred stock having an initial conversion price of $8.00 per share, subject to downward adjustment based on the number of shares as to which conversion rights are elected. The conversion price would have been adjusted to $6.00 if holders of 9,374,999 shares of GBPO common stock elected conversion rights in connection with approval of the Stream acquisition. In view of the increase in the size of the tender offer and the likelihood that shares as to which conversion rights might otherwise have been elected will instead be tendered in the tender offer, GBPO and Ares have agreed to set the conversion price of the shares of convertible preferred stock to be sold to Ares at $6.00, and such conversion price will not be subject to any further adjustment based on the number of shares as to which conversion is elected. In addition, Ares shall have the right to elect a number of directors proportionate to its ownership interest in GBPO.

The Annual Meeting of Stockholders will be held on Tuesday, July 29, 2008 at 10:00 a.m. at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, 399 Park Avenue, 31st Floor, New York, NY. Among the agenda items that stockholders will vote on is the proposed acquisition of Stream for $200 million in cash, the proposed issuance of $150 million of Convertible Preferred Stock to Ares, the creation of the stock plan and other matters. We encourage all of our stockholders to attend the meeting in person.

For more information contact:

Sheila M. Flaherty,

Executive Vice President

& General Counsel

617-517-3252

sheilaflaherty@globalbpo.biz

About Global BPO Services Corp.

Global BPO is a special purpose acquisition corporation (a “SPAC”) formed in June of 2007 for the purpose of acquiring a business process outsourcing company. Global BPO consummated its initial public offering on October 23, 2007. Subject to completion of its pending acquisition of Stream, Global BPO as a SPAC has not yet commenced any material business activities.

About Ares Management LLC

Founded in 1997 by a group of experienced investment professionals, Ares manages investment capital in private equity, capital markets (principally leveraged loans, high-yield bonds, and distressed debt), and private debt (primarily through Ares Capital Corporation (Nasdaq: ARCC), a publicly-traded specialty finance company). Through these three complementary lines of business, Ares has the ability to provide capital to companies at any place in the capital structure and at any stage of development. Ares is an SEC registered investment advisor and has grown committed capital under management from approximately $3.8 billion of committed capital in 2003 to in excess of $25 billion as of mid-2008. As of June 2008, Ares (based in Los Angeles, California) has more than 240 employees with offices in Los Angeles, New York and London. For more information, visit the Ares website at www.aresmgmt.com.

Additional Information

Global BPO has filed with the U.S. Securities and Exchange Commission (“SEC”) a definitive proxy statement in connection with the proposed acquisition of Stream and has mailed a definitive proxy statement and other relevant documents to Global stockholders. Stockholders of Global BPO and other interested persons are advised to read, Global BPO’s definitive proxy statement in connection with Global BPO’s solicitation of proxies for the special meeting to be held to approve the acquisition because the proxy statement contains important information about Global BPO, Stream and the proposed acquisition. The definitive proxy statement is being mailed to stockholders as of a record date on July 3, 2008. Stockholders will also be able to obtain a copy of the definitive proxy statement, without charge at the SEC’s Internet site at http://www.sec.gov or by directing a request to: Global BPO Services Corp., 125 High Street, 30th Floor, High Street Tower, Boston, MA 02110, telephone (617) 517-3252.

Global BPO and its directors and its officers may be deemed participants in the solicitation of proxies from Global BPO’s stockholders. A list of the names of those directors and the officers and descriptions of their interests in Global BPO is contained in the proxy statement. The tender offer described above has not yet commenced and will be made only pursuant to, a tender offer statement on Schedule TO and related exhibits, including the offer to purchase, letter of transmittal and other related documents, to be filed with the SEC following the closing of the acquisition of Stream and closing of the sale of convertible preferred stock to Ares. Shareholders should read the offer to purchase and the tender offer statement on Schedule TO and related exhibits when such documents are filed and become available, as they will contain important information about the tender offer. Shareholders can obtain these documents when they are filed and become available free of charge from the SEC’s website at www.sec.gov, or from Global BPO at the address shown above.

Forward-looking Statements

This communication contains “forward-looking statements” which represent the current expectations and beliefs of management Global BPO concerning the proposed acquisition of Stream and other future events and their potential effects on Global BPO and Stream. The statements, analyses, and other information contained herein relating to the proposed acquisition, as well as other statements including words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “will,” “should,” “may,” and other similar expressions, are “forward-looking statements” under the Private Securities Litigation Reform Act of 1995. These forward-looking statements are not guarantees of future results and are subject to certain risks and uncertainties that could cause actual results to differ materially from those anticipated. Those factors include, without limitation: (1) whether the shareholders of Global BPO approve the proposed acquisition and proposed sale of preferred stock; (2) the satisfaction of the other conditions to closing specified in both the merger agreement and preferred stock purchase agreement; (3) the ability of Global BPO to obtain all necessary stockholder approvals prior to the termination of the merger agreement and preferred stock purchase agreement (October 1, 2008); and (4) the closing of Global BPO’s proposed bank credit facility. The ability of Global BPO and Stream to achieve forecasted results are subject to various risks and uncertainties, including: (1) the ability to successfully combine the businesses of Global BPO and Stream; (2) operating costs and business disruption following the acquisition, including adverse effects on relationships with employees; (3) changes in the stock market and interest rate environment that affect revenues; (4) the ability of Stream to retain its existing customers and attract new customers following the closing; (5) retention of key employees following closing; (6) general economic conditions such as inflation or recession; (7) general political and social conditions such as war, political unrest and terrorism; (8) ability to maintain or increase billing and utilization rates; (9) success of expansion internationally; (10) competition; (11) ability to move the product mix into higher margin businesses; (12) operating Stream as a public company; (13) healthcare and benefit cost management; and (14) currency fluctuation and exchange rate adjustments. The foregoing is intended only to identify certain of the principal factors that could cause actual results to differ from those discussed in the forward-looking statements. Readers are referred to the reports and documents filed from time to time by us and to be filed in the future by us with the Securities and Exchange Commission for a discussion of these and other important risk factors that could cause actual results to differ from those discussed in forward-looking statements to reflect subsequent events or circumstances.